Exhibit 10.02

REGISTRATION AGREEMENT

This Agreement is entered into as of this 26th day of February, 2007, by and between Triangle Petroleum Corporation, a Nevada corporation (“Company”), and the persons designated as the investors on the signature pages of this Agreement (“Investors”).

WHEREAS, Investors have agreed to purchase from the Company the number of shares of common stock of the Company that is indicated on the signature pages of the respective Investors (in the aggregate, the “Shares”), pursuant to a Securities Purchase Agreement dated as of the date set forth on the Company’s signature page to this Agreement (“Securities Purchase Agreement”);

WHEREAS, as an inducement to the Investors to purchase the Shares, the Company has agreed to file, at its own expense, a registration statement covering resales of the Shares by the Investors in non-underwritten transactions; and

WHEREAS, the Investors and the Company desire to enter into this Agreement providing for matters relating to such registration;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investors and the Company agree as follows:

1. Filing of Registration Statement. The Company shall file a shelf registration statement under the Securities Act of 1933, as amended (“Act”), on Form SB-2 (subject to the last sentence of this Section 1) to register resales or other dispositions of Registrable Securities by Investors in non-underwritten transactions (“Registration Statement”). The Company shall file the Registration Statement as soon as practicable after the date hereof and in no event more than 30 days thereafter, and such Registration Statement shall not include any securities other than Registrable Securities. “Registrable Securities” means all of the Shares, together with any shares of Common Stock (as defined in the Securities Purchase Agreement) issued or issuable with respect to the Shares as a result of any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares. In the event that Form SB-2 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form SB-2 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form SB-2 covering the Registrable Securities has been declared effective by the Commission (as defined below).

2. Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Registration Statement to become effective under the Act as soon as practicable after the filing of the Registration Statement. In addition, the Company shall file, during the period specified in Section 7(i), a post effective amendment to the Registration Statement containing the information required by Regulation S-K, Item 512(a)(1)(i)-(iii). In the event that during the period specified in Section 7(i), the Company ceases to be eligible to use Form SB-2, the Company will promptly file a new registration statement on the form for which it is then eligible.

3. State Registration or Qualification. The Company shall use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement for public sale under the securities or blue sky laws of the respective states of principal residence of the Investors and such other states that are reasonably designated by any of them in writing as a state in which sales of the Registrable Securities may be made, if such registration or qualification is necessary; provided, however, that the Company shall not be required by this Section 3 to qualify to do business as a foreign corporation or otherwise to subject itself to taxation therein, or to file any general consent to service of process in any state.

4. Delivery of Prospectuses; Suspension of Sales. The Company shall provide to the Investors the number of prospectuses relating to the Registrable Securities as the Investors shall each reasonably request to enable the Investors to comply with any applicable prospectus delivery requirements. If, during the effectiveness of the Registration Statement, an intervening event should occur that, in the good faith opinion of the Company’s Board of Directors and the Company’s counsel, makes the prospectus included in the Registration Statement no longer comply with the Act, after notice from the Company to the Investors of the occurrence of such an event, the Investors shall make no further sales or other dispositions, or offers therefor, of Registrable Securities under the Registration Statement until they receive from the Company notice that sales and dispositions, and offers therefor, may resume and, if the prospectus has been changed other than by the filing of a report that is incorporated therein by reference without any other revision, copies of a new, amended or supplemented prospectus complying with the Act, unless the Commission’s rules do not then require physical delivery of such new, amended or supplemented prospectus. The Company shall keep the Investors fully informed as to the status of its efforts, which shall be prompt and diligent, to cause such new, amended or supplemented prospectus to be available for use by the Investors, in each such case as soon as practicable and in no event more than 25 days following such notice.

5. Expenses of Registration. The Company shall bear all of the expenses of registration or qualification of the Registrable Securities under the Act and under the state securities or blue sky laws as provided in Section 3 hereof; provided, however, that each Investor shall bear its own selling expenses or commissions attributable to the Registrable Securities being sold by such Investor and shall bear fees and expenses of its own counsel, if any.

6. Information to be Furnished by Investor. Each Investor shall furnish in writing to the Company all information within such Investor’s possession or knowledge required by the applicable rules and regulations of the Securities and Exchange Commission (“SEC or Commission”), including the information specified by Items 507 and 508 of Regulation S-K under the Act.

7. Procedures. The Company shall (a) notify the Investors by the end of the business day following the day on which it receives notice thereof, of the time when the Registration Statement has become effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (b) notify the Investors promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information and shall use its best efforts to file any such amendment or supplement within 10 days, and in no event more than 20 days, after such request or receipt of comments from the Commission’s staff (adding to each such number of days any delay exceeding five days caused by the Investors in submitting, following written request therefor made by the Company, any information required from them to prepare such amendment or supplement); (c) prepare and file with the Commission, promptly upon any Investor’s request, any amendment or supplement to such registration statement or prospectus which, in the opinion of counsel for the Investor and counsel for the Company, may be necessary or desirable in connection with the distribution of the Registrable Securities by such Investor; (d) prepare and promptly file with the Commission, and promptly notify the Investors of the filing of, such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any misstatement or omission, if at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading and such filing shall be made promptly by the Company but in no event later than the time limitation set forth in Section 4; (e) in case the Investor is required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act subject to clause (i) below; (f) not file any amendment or supplement to the Registration Statement or prospectus to which any Investor shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (g) advise the Investors promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (h) furnish to the Investors as soon as available copies of the Registration Statement and each preliminary or final prospectus, or supplement required to be prepared, pursuant to Section 4 or this Section 7, all in such quantities as the Investors may from time to time reasonably request; (i) keep the Registration Statement effective for a period of two years from the Closing Date plus a number of days equal to the number of days, if any, during which the Investors’ right to offer and sell such Registrable Securities shall have been suspended pursuant to the provisions of Section 4 hereof (which number of days shall in no event exceed 60 days during any period of 12 months), or until the intended distribution of Registrable Securities is completed by all Investors, whichever occurs first; and the Company may after such period deregister any of the Registrable Securities remaining unsold if the Company elects to do so or if the Commission or its staff so requests; and (j) if any of the Company’s shares of common stock are then listed on any securities exchange(s) or Nasdaq, the Company will cause all shares covered by the Registration Statement to be listed on such exchange(s) or Nasdaq, as the case may be. By 9:30 am Eastern Time on the business day following the Effective Date (as defined in the Securities Purchase Agreement), the Company shall file with the Commission in accordance with Rule 424 under the Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall promptly furnish to each Investor that so requests in writing and its legal counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement, the prospectus contained therein or any amendment or supplement to either of them.

8. Registration Default. The Company agrees that (i) if the Registration Statement has not been filed within 30 days after the date of this Agreement, (ii) if the Registration Statement has not been amended to address comments of the staff of the SEC that require an amendment or a request of the SEC or such staff for an amendment, within 30 days following the Company’s receipt of any such comments or request (subtracting from such number of days any number of days, but not exceeding 30 days, during which the Company has failed to use reasonable efforts to prepare and file such amendment; and adding to such number of days any delay exceeding 10 days caused by the Investors in submitting, following written request therefor made by the Company, any information required from them to prepare such amendment), (iii) if the Registration Statement has not, in the event of a “no review” or “limited review” of the Registration Statement by the SEC, been declared effective by the SEC within 60 days after the date of this Agreement, (iv) if the Registration Statement has not, in any event, been declared effective by the SEC within 120 days after the Closing Date, (v) if the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 under the Securities Act within five business days of the date the Company is first notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be reviewed or that it is not subject to any further review, or (vi) if (1) the Company suspends sales or dispositions and offers therefor of the Registrable Securities in accordance with Section 4 or (2) on any day after the date the Registration Statement is initially declared effective by the SEC sales of all the Registrable Securities required to be included in such Registration Statement cannot be made pursuant to such Registration Statement including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register sufficient shares of Common Stock or to list or maintain the listing of the Common Stock (including the Registrable Securities), in each case described in clause (1) or clause (2) immediately above, for more than an aggregate of 60 days during any period of 12 months (each such event referred to in clause (i), (ii), (iii), (iv), (v) or (vi), a “Registration Default”), then the Company will pay to each Investor, as liquidated damages and not as a penalty, in cash, an amount equal to one percent (1%) of the aggregate amount invested by such Investor under the Securities Purchase Agreement for each 30-day period, or portion thereof, that a Registration Default exists under clause (i), (ii), (iii) , (iv), (v) or (vi), above, but liquidated damages shall not be duplicated on account of multiple Registration Defaults existing simultaneously and shall not exceed an aggregate of 10%. Accordingly, if two or more Registration Defaults exist simultaneously, there shall nevertheless be only one accrual of liquidated damages during the period of such simultaneous Registration Defaults. Such payments of liquidated damages shall be made on the first day of each calendar quarter with respect to penalties accrued during the preceding calendar quarter. If the Company fails to make any such payments on the dates set forth above, such payments shall bear interest at the rate of 10% per annum until paid in full.

Subject to the Investor’s right to specific performance, but otherwise notwithstanding anything to the contrary in this Agreement or the Securities Purchase Agreement, the Company’s payment of liquidated damages as provided in this Section 8 shall be the Investor’s sole and exclusive remedy in the event of any Registration Default; provided, however, that if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction, or if the Registration Default is caused by the bad faith or willful misconduct of the Company in complying with its obligations under this Agreement, then the Investor shall have all other remedies available at law or in equity.

9. Indemnification by Company. The Company will, to the maximum extent permitted by law, indemnify and hold harmless the Investors, the directors, officers, partners, members, employees, agents, representatives of, and each Person (as defined in the Securities Purchase Agreement), if any, who controls an Investor within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which such Investor or such other Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus relating thereto, or any amendment or supplement thereof, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or a violation or alleged violation by the Company of: (i) the Securities Act, (ii) the Exchange Act (as defined in the Securities Purchase Agreement), (iii) any other law relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (including, without limitation, any state securities law or any rule or regulation thereunder), (iv) any prospectus relating thereto, or (v) any amendment or supplement thereof; and will reimburse such Investor and each such other Person for any legal or other expenses incurred by such Investor or such other Person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to an Investor or such other Person to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information that has been furnished in writing by such Investor in accordance with Section 6 expressly for use in connection with the preparation of the Registration Statement; provided further, that the Company shall not be required to provide such indemnification to such Investor or such other Person if such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus and if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given by such Investor or such other Person (but only if they were required to do so under applicable law) at or prior to the confirmation of the sale by such Investor or such other Person with respect to which such loss, claim, damage, expense or liability relates. The Company shall reimburse each Investor and each such other Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, expense or liability.

10. Indemnification by Investors. Each Investor shall (severally and not jointly), to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each employee, agent, representative of and each Person, if any, who controls the Company, within the meaning of the Act, against any loss, claim, damage or liability of which the Company, or any such director, officer or other Person may be or become subject under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, such prospectus, or amendment or supplement thereof, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information that has been furnished in writing by such Investor in accordance with Section 6 expressly for use in connection with the preparation of the Registration Statement; provided, however, that the indemnity agreement contained in this Section 10 and the agreement with respect to contribution contained in Section 12 shall not apply to amounts paid in settlement of any such loss, claim, damage, expense or liability if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed.

11. Notice to Indemnitor. Promptly after receipt by an indemnified party of notice of the commencement of any action, claim or proceeding, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party in writing of the commencement thereof, but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to any extent to which the indemnifying party is actually prejudiced thereby. In case such action, claim or proceeding is brought against any indemnified party, and it notifies the indemnifying party in writing of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel with the fees and expenses of such counsel for such indemnified party to be paid by the indemnifying party, if (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel reasonably satisfactory to such indemnified party or (iii) in the reasonable opinion of the indemnified party the representation by counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action, claim or proceeding by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action, claim or proceeding. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, claim or proceeding.

12. Contribution. If the indemnification provided for in Section 9 or Section 10 is unavailable to an indemnified party thereunder in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor(s), on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the Company and the Investor(s) in connection with the statements that resulted in such losses, claims, damages, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investor(s) and the parties’ relative intent, knowledge, access to information and opportunity to correct such statement or omission; provided, however, that no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation.

13. Indemnification Limitation and Continuation. Notwithstanding any other provision of this Agreement, the liability of any Investor for indemnification or contribution under this Agreement shall not exceed an amount equal to the number of shares of Registrable Securities sold by such Investor under the Registration Statement multiplied by the net amount per share received in such sale(s). The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

14. Notices. All notices required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given when received when delivered personally or, by facsimile, by overnight courier or by first class mail, postage prepaid, registered or certified with return receipt request, at the addresses set forth on the signature page or at such other address as any party shall designate in writing to the other.

15. Governing Law; Counterparts. This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of New York. It may be executed in any number of counterparts.

16. Assignment. At any time the Registration Statement is not available, the rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of such Investor’s Registrable Securities if such Investor’s rights in the Registrable Securities can otherwise be transferred in accordance with Section 4.1(a) of the Securities Purchase Agreement and all applicable securities laws, and if: (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and the transferee or assignee agrees to be bound by all provisions of this Agreement and the Securities Purchase Agreement, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within five business days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) as a part of such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

17. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

[signature pages follow]

Company Signature Page to
Triangle Petroleum Corporation
Registration Agreement
Dated _____________, 2007

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.

“COMPANY”

TRIANGLE PETROLEUM
CORPORATION

By: _________________________________
Name: ________________________
Title:   ________________________

Address for Notice:

Triangle Petroleum Corporation
521-3 SW, Suite 1110
Calgary, Alberta
Canada T2P 3T3
Attention: Mr. Mark G. Gustafson
President, CEO, & Chairman
Fax: (604) 688-1320

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, NY 10018
Attention: Mr. Thomas Rose
Fax: (212) 930-9725

Investor Counterpart Signature Page to
TRIANGLE PETROLEUM CORPORATION
Registration Agreement
Dated _____________, 2007

“INVESTOR”

Date of Securities Purchase Agreement,
_________________, 2007      By: __________
Name: ___________________________
Title:   ___________________________

Number of Shares: ___________                        Address: